                       REPUBLIC INTERNATIONAL EQUITY FUND


                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035
                                 (888) 525-5757

             Republic National Bank of New York - Investment Manager
                          ("Republic" or the "Manager")

                  Capital Guardian Trust Company - Sub-Adviser
                          ("CGTC" or the "Sub-Adviser")

                              BISYS Fund Services -
               Administrator of the Fund, Distributor and Sponsor
                 ("BISYS" or the "Administrator of the Fund" or
                      the "Distributor" or the "Sponsor")

                    BISYS Fund Services (Ireland), Limited -
                         Administrator of the Portfolio
                               ("BISYS (Ireland)")

                       STATEMENT OF ADDITIONAL INFORMATION

         Republic International Equity Fund (the "Fund") is a separate series of Republic Advisor Funds Trust (the "Trust"), an open-end management investment company which currently consists of three funds, each of which has different and distinct investment objectives and policies. The Trust seeks to achieve the Fund's investment objective by investing all of the Fund's investable assets ("Assets") in the International Equity Portfolio (the "Portfolio"), which has the same investment objective as the Fund. The Portfolio is a series of Republic Portfolios (the "Portfolio Trust"), an open-end management investment company. The Fund is described in this Statement of Additional Information.

         Shares of the Fund are offered only to clients of Republic and its affiliates for which Republic or its affiliates exercises investment discretion.

         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS FOR THE FUND, DATED MARCH 1, 1997 (THE "PROSPECTUS"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and Statement of Additional Information may be obtained without charge by writing or calling the Fund at the address and telephone number printed above.

March 1, 1997
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                                TABLE OF CONTENTS

                                                                           PAGE

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS ..........................
   U.S. Government Securities ............................................
   Convertible Securities ................................................
   Repurchase Agreements .................................................
   Investment Restrictions ...............................................
   Percentage and Rating Restrictions ....................................

PORTFOLIO TRANSACTIONS ...................................................

PERFORMANCE INFORMATION ..................................................

MANAGEMENT OF THE TRUST AND THE PORTFOLIO TRUST ..........................
   Trustees and Officers .................................................
   Compensation Table ....................................................
   Investment Manager ....................................................
   Sub-Adviser ...........................................................
   Administrator and Portfolio Administrator .............................
   Custodian, Transfer Agents, and Fund Accounting Agents ................
   Expenses ..............................................................

DETERMINATION OF NET ASSET VALUE .........................................

TAXATION .................................................................
   Options, Futures and Forward Contracts ................................
   Swap Agreements .......................................................
   Investment in Passive Foreign Investment Companies ....................
   Disposition of Shares .................................................

OTHER INFORMATION ........................................................
   Capitalization ........................................................
   Voting Rights .........................................................
   Independent Auditors ..................................................
   Counsel ...............................................................
   Registration Statement ................................................

FINANCIAL STATEMENTS .....................................................

         References in this Statement of Additional Information to the "Prospectus" are to the Prospectus, dated March 1, 1997, of the Fund by which shares of the Fund are offered. Unless the context otherwise requires, terms defined in the Prospectus have the same meaning in this Statement of Additional Information as in the Prospectus.

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

         The following information supplements the discussion of the investment objective and policies of the Portfolio discussed under the caption "Investment Objective and Policies" in the Prospectus.

U.S. GOVERNMENT SECURITIES

         For liquidity purposes and for temporary defensive purposes, the Portfolio may invest in U.S. Government securities held directly or under repurchase agreements. U.S. Government securities include bills, notes, and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. Government.

         Some U.S. Government securities are supported by the direct full faith and credit pledge of the U.S. Government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agencies' obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. Government will provide financial support to an instrumentality it sponsors when it is not obligated by law to do so.

CONVERTIBLE SECURITIES

         The Portfolio may buy securities that are convertible into common stock. The following is a brief description of the various types of convertible securities in which the Portfolio may invest.

         Convertible bonds are issued with lower coupons than non-convertible bonds of the same quality and maturity, but they give holders the option to exchange their bonds for a specific number of shares of the company's common stock at a predetermined price. This structure allows the convertible bond holder to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value, and the option to convert to common shares becomes more valuable.

         Convertible preferred stocks are non-voting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds; however, they do not have a maturity date. Due to their fixed-income features, convertible issues typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders would have claims on company assets senior to those of stockholders; preferred stockholders would have claims senior to those of common stockholders.

         Warrants entitle the holder to buy the issuer's stock at a specific price for a specific period of time. The price of a warrant tends to be more volatile than, and does not always track, the price of its underlying stock. Warrants are issued with expiration dates. Once a warrant expires, it has no value in the market.

         Rights represent a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public.

REPURCHASE AGREEMENTS

         The Portfolio may invest in instruments subject to repurchase agreements only with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Under the terms of a typical repurchase agreement, an underlying debt instrument would be acquired for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into on behalf of the Fund are fully collateralized at all times during the period of the agreement in that the value of the underlying security is at least equal to the amount of the loan, including accrued interest thereon, and the Portfolio or its custodian bank has possession of the collateral, which the Portfolio Trust's Board of Trustees believes gives the Portfolio a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been definitively established. This could become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Portfolio but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Portfolio may suffer time delays and incur costs in connection with the disposition of the collateral. The Board of Trustees of the Portfolio Trust believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Portfolio. The Portfolio will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held for the Portfolio exceed 15% of the Portfolio's net assets.

INVESTMENT RESTRICTIONS

         Each of the Portfolio Trust (with respect to the Portfolio) and the Trust (with respect to the Fund) has adopted the following investment restrictions which may not be changed without approval by holders of a "majority of the outstanding voting securities" of the Portfolio or Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities". The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

         As a matter of fundamental policy, the Portfolio (Fund) will not (except that none of the following investment restrictions shall prevent the Trust from investing all of the Fund's Assets in a separate registered investment company with substantially the same investment objectives):

         (1) invest in physical commodities or contracts on physical commodities:

         (2) purchase or sell real estate, although it may purchase and sell securities of companies which deal in real estate, other than real estate limited partnerships, and may purchase and sell marketable securities which are secured by interests in real estate;

         (3) make loans except for the lending of portfolio securities pursuant to guidelines established by the Board of Trustees and except as otherwise in accordance with the Portfolio's (Fund's) investment objective and policies;

         (4) borrow money, except from a bank as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes, provided that the Portfolio (Fund) maintains asset coverage of at least 300% for all such borrowings;

         (5) underwrite the securities of other issuers (except to the extent that the Portfolio (Fund) may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the "1933 Act") in the disposition of restricted securities);

         (6) acquire any securities of companies within one industry, if as a result of such acquisition, more than 25% of the value of the Portfolio's (Fund's) total assets would be invested in securities of companies within such industry; provided, however, that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, when the Portfolio (Fund) adopts a temporary defensive position;

         (7) issue senior securities, except as permitted under the 1940 Act;

         (8) with respect to 75% of its assets, the Portfolio (Fund) will not purchase securities of any issuer if, as a result, more than 5% of the Portfolio's (Fund's) total assets taken at market value would be invested in the securities of any single issuer;

         (9) with respect to 75% of its assets, the Portfolio (Fund) will not purchase a security if, as a result, the Portfolio (Fund) would hold more than 10% of the outstanding voting securities of any issuer.

         Each of the Portfolio and the Fund is also subject to the following restrictions which may be changed by the Board of Trustees without shareholder approval (except that none of the following investment policies shall prevent the Trust from investing all of the Assets of the Fund in a separate registered investment company with substantially the same investment objectives).

         As a matter of non-fundamental policy, the Portfolio (Fund) will not:

         (1) borrow money, except that the Portfolio (Fund) may borrow for temporary or emergency purposes up to 10% of its net assets; provided, however, that the Portfolio (Fund) may not purchase any security while outstanding borrowings exceed 5% of net assets;

         (2) sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options and futures contracts are not deemed to constitute short sales of securities;

         (3) purchase warrants, valued at the lower of cost or market, in excess of 10% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of the Portfolio's (Fund's) net assets, may be warrants that are not listed on the New York or American Stock Exchanges or an exchange with comparable listing requirements. Warrants attached to securities are not subject to this limitation;

         (4) purchase securities on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures;

         (5) invest more than an aggregate of 15% of the net assets of the Portfolio (Fund), determined at the time of investment, in securities that are illiquid because their disposition is restricted under the federal securities laws or securities for which there is no readily available market; provided, however that this policy does not limit the acquisition of (i) securities that have legal or contractual restrictions on resale but have a readily available market or (ii) securities that are not registered under the 1933 Act, but which can be sold to qualified institutional investors in accordance with Rule 144A under the 1933 Act and which are deemed to be liquid pursuant to guidelines adopted by the Board of Trustees ("Restricted Securities").

         (6) invest more than 10% of the Portfolio's (Fund's) assets in Restricted Securities (including Rule 144A securities);

         (7) invest for the purpose of exercising control over management of any company;

         (8) invest its assets in securities of any investment company, except by purchase in the open market involving only customary brokers' commissions or in connection with mergers, acquisitions of assets or consolidations and except as may otherwise be permitted by the 1940 Act; provided, however, that the Portfolio shall not invest in the shares of any open-end investment company unless (1) the Portfolio's Sub-Adviser waives any investment advisory fees with respect to such assets and (2) the Portfolio pays no sales charge in connection with the investment;

         (9) invest more than 5% of its total assets in securities of issuers (other than securities issued or guaranteed by U.S. or foreign government or political subdivisions thereof) which have (with predecessors) a record of less than three years' continuous operations;

         (10) write or acquire options or interests in oil, gas or other mineral explorations or development programs or leases;

         (11) purchase or retain securities of an issuer if those officers and Trustees of the Portfolio (Fund) or the Manager or Sub-Adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities.

PERCENTAGE AND RATING RESTRICTIONS

         If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund or a later change in the rating of a security held by the Fund is not considered a violation of policy; however, the Sub-Adviser will consider such change in its determination of whether to hold the security.

                             PORTFOLIO TRANSACTIONS

         The Sub-Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. In placing orders for the Portfolio, the primary consideration is prompt execution of orders in an effective manner at the most favorable price, although the Portfolio does not necessarily pay the lowest spread or commission available. Other factors taken into consideration are the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities. To the extent consistent with applicable legal requirements, the Sub-Adviser may place orders for the purchase and sale of Portfolio investments for the Portfolio with Republic New York Securities Corporation, an affiliate of the Manager.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the Sub-Adviser may cause the Portfolio to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Sub-Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction. For the fiscal year ended October 31, 1996, the Portfolio paid aggregate brokerage commissions equal to $352,429, none of which was paid to broker-dealers that provided "brokerage and research services" to the Sub-Adviser. For the period January 9, 1995 (commencement of operations) to October 31, 1995, there were no brokerage commissions paid from the Portfolio.

         Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees of the Portfolio Trust may determine, and subject to seeking the most favorable price and execution available, the Sub-Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.

         Investment decisions for the Portfolio and for the other investment advisory clients of the Sub-Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought for certain clients even though it could have been sold for other clients at the same time, and a particular security may be sold for certain clients even though it could have been bought for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. In some instances, one client may sell a particular security to another client. Two or more clients may simultaneously purchase or sell the same security, in which event each day's transactions in that security are, insofar as practicable, averaged as to price and allocated between such clients in a manner which in the Sub-Adviser's opinion is equitable to each and in accordance with the amount being purchased or sold by each. In addition, when purchases or sales of the same security for the Fund and for other clients of the Sub-Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchases or sales. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients in terms of the price paid or received or of the size of the position obtainable.

                             PERFORMANCE INFORMATION

         The Trust may, from time to time, include the yield and total return for the Fund, both computed in accordance with formulas prescribed by the Securities and Exchange Commission ("SEC"), in advertisements or reports to shareholders or prospective investors.

         Quotations of yield for the Fund will be based on all investment income per share (as defined by the SEC during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                     a-b     6
         YIELD = 2[( --- + 1) -1]
                     cd

where

         a = dividends and interest earned during the period,

         b = expenses accrued for the period (net of reimbursements),

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

         d = the maximum offering price per share on the last day of the period.

         Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. The Fund also may, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accomplished by standardized total return information.

         Historical performance information for any period or portion thereof prior to the establishment of the Fund will be that of the Portfolio, adjusted to assume that all charges, expenses and fees of the Fund and the Portfolio which are presently in effect were deducted during such periods, as permitted by applicable SEC staff interpretations. The table that follows sets forth historical return information for the periods indicated:

Annual Total Return ---Year Ended October 31, 1996: 13.22%.
Average Annual Total Return --- January 9, 1995 (commencement of operations) to October 31, 1996: 11.92%.

         Performance information for the Fund may also be compared to various unmanaged indices, such as the Morgan Stanley Capital International EAFE (Europe, Australasia and Far East) Index. Unmanaged indices (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses. Comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the Fund, and the market conditions during the given time period, and should not be considered to be representative of what may be achieved in the future.

                 MANAGEMENT OF THE TRUST AND THE PORTFOLIO TRUST
TRUSTEES AND OFFICERS

         The principal occupations of the Trustees and executive officers of the Trust for the past five years are listed below. Asterisks indicate that those officers are "interested persons" (as defined in the 1940 Act) of the Trust and the Portfolio Trust. The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio 43219-3035.


FREDERICK C. CHEN, Trustee
         126 Butternut Hollow Road, Greenwich, Connecticut 06830 - Management Consultant.

ALAN S. PARSOW, Trustee
         2222 Skyline Drive, Elkhorn, Nebraska 68022 - General Partner of Parsow Partnership, Ltd. (investments).

LARRY M. ROBBINS, Trustee
         Wharton Communication Program, University of Pennsylvania, 336 Steinberg Hall-Dietrich Hall, Philadelphia, Pennsylvania 19104 - Director of the Wharton Communication Program and Adjunct Professor of Management at the Wharton School of the University of Pennsylvania.

MICHAEL SEELY, Trustee
         405 Lexington Avenue, Suite 909, New York, New York 10174 - President of Investor Access Corporation (investor relations consulting firm).

GEORGE O. MARTINEZ*, President and Secretary
         Senior Vice President and Director of Legal and Compliance Services, BISYS Fund Services, Inc., March 1995 to present; Senior Vice President, Emerald Asset Management, Inc., August 1995 to present; Vice President and Associate General Counsel, Alliance Capital Management, June 1989 to March 1995.

KAREN DOYLE*, Vice President
         Manager of Client Services for BISYS Fund Services, Inc., October 1994 to present; from 1979 to October 1994, an employee of the Bank of New York.

FRANK M. DEUTCHKI*, Vice President
         Employee of BISYS Fund Services, Inc., April 1996 to present; Vice President, Chase Global Funds Service, September 1995 to April 1996; Vice President, Mutual Funds Service Company, 1989 to September 1995.

KEVIN MARTIN*, Vice President
         Employee of BISYS Fund Services, Inc., February 1996 to present; Senior Manager, Ernst & Young, 1984 to February 1996.

ADRIAN WATERS*, Treasurer
         Employee of BISYS Fund Services (Ireland) LTD., May 1993 to present; Manager, Price Waterhouse, 1989 to May 1993.

CATHERINE BRADY*, Assistant Treasurer
         Employee of BISYS Fund Services (Ireland) LTD., March 1994 to present; Supervisor, Price Waterhouse, 1990 to March 1994.

ALAINA METZ*, Assistant Secretary
         Chief Administrator, Administrative and Regulatory Services, BISYS Fund Services, Inc., June 1995 to present; Supervisor, Mutual Fund Legal Department, Alliance Capital Management, May 1989 to June 1995.

         Messrs. Martinez, Deutchki, Martin and Waters and Mss. Doyle, Brady and Metz also are officers of certain other investment companies of which BISYS or an affiliate is the administrator.

COMPENSATION TABLE

                                                Pension or
                                                Retirement                                     Total
                                                Benefits               Estimated               Compensation
                        Aggregate               Accrued as             Annual                  From Fund
Name of                 Compensation            Part of Fund           Benefits Upon           Complex* to
Trustee                 from Trust              Expenses               Retirement              Trustees
-------                 ----------              --------               ----------              --------
Frederick C. Chen       $1,950                  none                   none                    $8,600

Alan S. Parsow          $1,950                  none                   none                    $8,600

Larry M. Robbins        $1,950                  none                   none                    $8,600

Michael Seely           $1,950                  none                   none                    $8,600

* The Fund Complex includes the Trust, Republic Funds, and the Portfolio Trust.

         The compensation table above reflects the fees received by the Trustees for the year ended October 31, 1996. The Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust will receive an annual retainer of $3,600 and a fee of $1,000 for each meeting of the Board of Trustees or committee thereof attended, except that Mr. Robbins will receive an annual retainer of $4,600 and a fee of $1,000 for each meeting attended.

         As of February 10, 1997, the Trustees and officers of the Trust and the Portfolio Trust, as a group, owned less than 1% of the outstanding shares of the Fund. As of the same date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund (the Trust has no knowledge of the beneficial ownership of such shares): Republic National Bank of New York, Pension Plan & Trust, 452 Fifth Avenue, 27th Floor, New York, New York, 10018 - 30.95%; Republic National Bank of New York, Pooled Profit Sharing Plan, 452 Fifth Avenue, 27th Avenue, New York, New York, 10018 - 7.12%; and Kinco & Co. c/o RNB Securities Services, One Hanson Place, Brooklyn, New York 11243 - 6.95%. In addition, the identity and address of one owner of 5% or more of the outstanding shares of the Fund have been withheld at the request of the shareholder. Shareholders who own more than 25% of the outstanding voting securities of the Fund may be able to control the outcome of any matter submitted for the approval of shareholders of the Fund.

         The Trust's Declaration of Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT MANAGER

         Republic is the investment manager to the Portfolio pursuant to an investment management agreement (the "Investment Management Contract") with the Portfolio Trust. For its services, the Manager is entitled to receive a fee from the Portfolio, computed daily and paid monthly, equal on an annual basis to 0.25% of the Portfolio's average daily net assets. For the period from January 9, 1995 (Portfolio commencement of operations) to October 31, 1995 and for the fiscal year ended October 31, 1996, investment management fees aggregated $0 and $243,751 (of which the entire amount was waived), respectively.

         The Investment Management Contract will continue in effect with respect to the Portfolio, provided such continuance is approved at least annually (i) by the holders of a majority of the outstanding voting securities of the Portfolio or by the Portfolio Trust's Board of Trustees, and (ii) by a majority of the Trustees of the Portfolio Trust who are not parties to the Investment Management Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Investment Management Contract may be terminated with respect to the Portfolio without penalty by either party on 60 days' written notice and will terminate automatically if assigned.

         Republic is a wholly owned subsidiary of Republic New York Corporation, a registered bank holding company. No securities or instruments issued by Republic New York Corporation or Republic will be purchased for the Portfolio.

         Republic complies with applicable laws and regulations, including the regulations and rulings of the U.S. Comptroller of the Currency relating to fiduciary powers of national banks. These regulations provide, in general, that assets managed by a national bank as fiduciary shall not be invested in stock or obligations of, or property acquired from, the bank, its affiliates or their directors, officers or employees or other persons with substantial connections with the bank. The regulations further provide that fiduciary assets shall not be sold or transferred, by loan or otherwise, to the bank or persons connected with the bank as described above. Republic, in accordance with federal banking laws, may not purchase for its own account securities of any investment company the investment adviser of which it controls, extend credit to any such investment company, or accept the securities of any such investment company as collateral for a loan to purchase such securities. Moreover, Republic, its officers and employees do not express any opinion with respect to the advisability of any purchase of such securities.

         The investment advisory services of Republic to the Portfolio are not exclusive under the terms of the Investment Management Contract. Republic is free to and does render investment advisory services to others.

SUB-ADVISER

         CGTC, as the Portfolio's Sub-Adviser, is responsible for the investment management of the Portfolio's assets, including making investment decisions and placing orders for the purchase and sale of securities for the Portfolio directly with the issuers or with brokers or dealers selected by CGTC or Republic in its discretion. See "Portfolio Transactions." CGTC also furnishes to the Board of Trustees of the Portfolio Trust, which has overall responsibility for the business and affairs of the Portfolio Trust, periodic reports on the investment performance of the Portfolio.

         For its services, CGTC receives from the Portfolio a fee, computed daily and based on the Portfolio's average daily net assets, at the annual rate of 0.70% of net assets up to $25 million, 0.55% of net assets over $25 million up to $50 million, 0.425% of net assets over $50 million up to $250 million, and 0.375% of net assets in excess of $250 million. For the period from January 9, 1995 (Portfolio commencement of operations) to October 31, 1995 and for the fiscal year ended October 31, 1996, sub-advisory fees aggregated $131,059 and $514,874, respectively.

         The investment advisory services of CGTC to the Portfolio are not exclusive under the terms of the Sub-Advisory Agreement. CGTC is free to and does render investment advisory services to others.

ADMINISTRATOR AND PORTFOLIO ADMINISTRATOR

         Each Administration Agreement will remain in effect until March 31, 1999, and automatically will continue in effect thereafter from year to year unless terminated upon 60 days' written notice to BISYS or BISYS (Ireland), as appropriate. Each Administration Agreement will terminate automatically in the event of its assignment. Each Administration Agreement also provides that neither BISYS nor BISYS (Ireland), as appropriate, nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust or the Portfolio Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

         For the period from January 9, 1995 (Portfolio commencement of operations) to October 31, 1995, and for the fiscal year ended October 31, 1996 the Portfolio accrued administration fees of $9,433 and $48,750 (of which $117 was waived voluntarily), respectively. The Fund (or its predecessor) accrued administration fees of $20,274 (of which $5,914 was waived voluntarily) and $36,129 (of which $16,007 was waived voluntarily) during these respective periods.

CUSTODIAN, TRANSFER AGENTS, AND FUND ACCOUNTING AGENTS

         Investors Bank & Trust Company ("IBT") serves as custodian for the Fund and the Portfolio, and as transfer agent and fund accounting agent for the Fund. The Custodian may use the services of sub-custodians with respect to the Portfolio. The principal business address of IBT is 89 South Street, Boston, Massachusetts 02111. IBT Fund Services (Canada) Inc. serves as the fund accounting agent for the Portfolio, and Investors Fund Services (Ireland) Limited is the Portfolio's transfer agent.

EXPENSES

         Trust expenses directly related to the Fund are charged to the Fund; other expenses are allocated proportionally among all of the portfolios of the Trust in relation to the net asset value of the portfolios.

                        DETERMINATION OF NET ASSET VALUE

         The net asset value of each of the Shares is determined on each day on which the New York Stock Exchange ("NYSE") is open for trading. As of the date of this Statement of Additional Information, the NYSE is open every weekday except for the days on which the following holidays are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The Sub-Adviser typically completes its trading on behalf of the Portfolio in various markets before 4:00 p.m., and the value of portfolio securities is determined when the primary market for those securities closes for the day. Foreign currency exchange rates are also determined prior to 4:00 p.m. However, if extraordinary events occur that are expected to affect the value of a portfolio security after the close of the primary exchange on which it is traded, the security will be valued at fair value as determined in good faith under the direction of the Board of Trustees of the Portfolio Trust.

         Subject to the Trust's compliance with applicable regulations, the Trust on behalf of the Fund and the Portfolio have reserved the right to pay the redemption or repurchase price of shares of the Fund, either totally or partially, by a distribution in kind of portfolio securities from the Portfolio (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust will redeem Fund shares in kind only if it has received a redemption in kind from the Portfolio and therefore shareholders of the Fund that receive redemptions in kind will receive securities of the Portfolio. The Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind.

                                    TAXATION

         Each year, to qualify as a separate "regulated investment company" under the Code, at least 90% of the Fund's investment company taxable income (which includes, among other items, interest, dividends and the excess of net short-term capital gains over net long-term capital losses) must be distributed to Fund shareholders and the Fund must meet certain diversification of assets, source of income, and other requirements. If the Fund does not so qualify, it will be taxed as an ordinary corporation.

         The Fund intends to apply to the Internal Revenue Service ("IRS") for rulings, including, among others, rulings to the effect that (1) the Portfolio will be treated for federal income tax purposes as a partnership and (2) for purposes of determining whether the Fund satisfies the income and diversification requirements to maintain its status as a RIC, the Fund, as an investor in its corresponding Portfolio, will be deemed to own a proportionate share of the Portfolio's income attributable to that share. While the IRS has issued substantially similar rulings in the past, and the Trust anticipates that the Fund will receive the rulings it seeks, the IRS has complete discretion in granting rulings and complete assurance cannot be given that such rulings will be obtained. The Portfolio has advised its corresponding Fund that it intends to conduct its operations so as to enable its investors, including the Fund, to satisfy those requirements.

         Amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, for each calendar year an amount must be distributed equal to the sum of (1) at least 98% of the Fund's ordinary income (excluding any capital gains or losses) for the calendar year,
(2) at least 98% of the excess of the Fund's capital gain net income for the 12-month period ending, as a general rule, on October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years.

         Distributions by the Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

         If the Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Portfolio's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

         Some of the debt securities that may be acquired by the Portfolio may be treated as debt securities that are originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Portfolio, original issue discount on a taxable debt security earned in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

         Some of the debt securities may be purchased by the Portfolio at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. Generally, the gain realized on the disposition of any debt security acquired by the Portfolio will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security.

OPTIONS, FUTURES AND FORWARD CONTRACTS

         Some of the options, futures contracts and forward contracts entered into by the Portfolio may be "Section 1256 contracts." Section 1256 contracts held by the Portfolio at the end of its taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked-to-market" with unrealized gains or losses being treated as though they were realized. Any gains or losses, including "marked-to-market" gains or losses, on Section 1256 contracts are generally 60% long-term and 40% short-term capital gains or losses ("60/40") although all foreign currency gains and losses from such contracts may be treated as ordinary in character absent a special election.

         Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by the Portfolio may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gain or loss realized by the Portfolio. In addition, losses realized by the Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts to the Portfolio are not entirely clear. The transactions may increase the amount of short-term capital gain realized by the Portfolio. Short-term gain is taxed as ordinary income when distributed to Fund shareholders.

         The Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If the Portfolio makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to Fund shareholders, and which will be taxed to Fund shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

         The 30% limit on gains from the disposition of certain options, futures and forward contracts held less than three months, and the qualifying income and diversification requirements applicable to the Portfolio assets, may limit the extent to which the Portfolio will be able to engage in these transactions.

SWAP AGREEMENTS

         Rules governing the tax aspects of swap contracts are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not necessarily accept such treatment. If it does not, the status of the Fund as a regulated investment company might be affected. The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in swap agreements.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES

         The Portfolio may invest in shares of foreign corporations (through
ADRs) which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Portfolio receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Portfolio held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares held by the Portfolio. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. The Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

         Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

         Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Portfolio accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, in disposing of debt securities denominated in foreign currencies and certain other foreign currency contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date the security or contract is acquired and the date it is disposed of are also usually treated as ordinary income or loss. Under Section 988 of the Code, these gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to shareholders as ordinary income.

DISPOSITION OF SHARES

         Upon the sale or exchange of shares of the Fund, a shareholder generally will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term if the shareholder's holding period for the shares is more than one year and generally otherwise will be short-term. Any loss realized on a sale or exchange of Fund shares will be disallowed to the extent that the shares disposed of are replaced (including replacement through reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         The information above is only a summary of some of the tax considerations affecting the Fund and its shareholders. The Portfolio, the Fund, and the Fund's distributions may also be subject to state, local, foreign or other taxes not discussed above. A prospective investor may wish to consult a tax advisor to determine the suitability of an investment in the Fund based on the prospective investor's tax situation.

                                OTHER INFORMATION

CAPITALIZATION

         The Trust is a Massachusetts business trust established under a Declaration of Trust dated April 5, 1996.

         The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

VOTING RIGHTS

         Under the Declaration of Trust, the Trust is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

         The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

         Interests in the Portfolio have no preference, preemptive, conversion or similar rights, and are fully paid and non-assessable. The Portfolio Trust is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of the Portfolio Trust's Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the Portfolio.

         Except as described below, whenever the Trust is requested to vote on a matter pertaining to the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast all of its votes on each matter at a meeting of investors in the Portfolio proportionately as instructed by the Fund's shareholders. However, subject to applicable statutory and regulatory requirements, the Trust would not request a vote of the Fund's shareholders with respect to any proposal relating to the Portfolio which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund.

INDEPENDENT AUDITORS

         The Board of Trustees has appointed KPMG Peat Marwick LLP as independent accountants of the Trust and the Fund for the fiscal year ending October 31, 1997. KPMG Peat Marwick LLP will audit the Fund's annual financial statements, prepare the Fund's and Portfolio's income tax returns, and assist in the preparation of filings with the SEC. The address of KPMG Peat Marwick LLP is 99 High Street, Boston, Massachusetts 02110. The Portfolio Trust has appointed KPMG as its independent accountants to audit the Portfolio's financial statements for the fiscal year ending October 31, 1997.

COUNSEL

         Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, passes upon certain legal matters in connection with the Shares offered by the Trust, and also acts as counsel to the Trust.

REGISTRATION STATEMENT

         This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to shares of the Fund, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

         Statements contained herein and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

         The current audited financial statements dated October 31, 1996 of each of the Fund and the Portfolio are hereby incorporated herein by reference from the Annual Report of the Fund dated October 31, 1996 as filed with the SEC. A copy of such report will be provided without charge to each person receiving this Statement of Additional Information.

                         REPUBLIC SMALL CAP EQUITY FUND

                               3435 Stelzer Road
                           Columbus, Ohio 43219-3035

             Republic National Bank of New York - Investment Manager
                          ("Republic" or the "Manager")

                       MFS Institutional Advisors, Inc. -
                                   Sub-Adviser

                                 ("Sub-Adviser")

                               BISYS Fund Services -
               Administrator of the Fund, Distributor and Sponsor
     ("BISYS" or the "Administrator of the Fund" or the "Distributor" or the
                                   "Sponsor")

                         BISYS Fund Services (Ireland), Limited -
                         Administrator of the Portfolio
                             ("BISYS (Ireland)")

                       STATEMENT OF ADDITIONAL INFORMATION

         Republic Small Cap Equity Fund (the "Fund") is a separate series of Republic Advisor Funds Trust (the "Trust"), an open-end management investment company which currently consists of three funds, each of which has different and distinct investment objectives and policies. The Trust seeks to achieve the Fund's investment objective by investing all of the Fund's investable assets ("Assets") in the Small Cap Equity Portfolio (the "Portfolio"), which has the same investment objective as the Fund. The Portfolio is a series of Republic Portfolios (the "Portfolio Trust"), an open-end management investment company. The Fund is described in this Statement of Additional Information.

         Shares of the Fund (the "Shares") are offered only to clients of Republic and its affiliates for which Republic or its affiliates exercises investment discretion.

          This Statement of Additional Information is not a prospectus and is only authorized for distribution when preceded or accompanied by the Prospectus for the Fund, dated March 1, 1997 (the "Prospectus"). This Statement of Additional Information contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and Statement of Additional Information may be obtained without charge by writing or calling the Fund at the address and telephone number printed above.


March 1, 1997

                                TABLE OF CONTENTS

                                                                           Page

         INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS...................
                  Investment Restrictions..................................
                  Percentage and Rating Restrictions.......................

         PORTFOLIO TRANSACTIONS............................................

         PERFORMANCE INFORMATION...........................................

         MANAGEMENT OF THE TRUST AND THE PORTFOLIO TRUST...................
                  Trustees and Officers....................................
                  Investment Manager.......................................
                  Sub-Adviser..............................................
                  Administrator and Portfolio Administrator................
                  Fund Accounting Agent....................................
                  Custodian and Transfer Agent.............................

         DETERMINATION OF NET ASSET VALUE..................................

         TAXATION..........................................................
                  Options, Futures and Forward Contracts...................
                  Swap Agreements..........................................
                  Investment in Passive Foreign Investment Companies.......
                  Disposition of Shares....................................

         OTHER INFORMATION.................................................
                  Purchase of Shares.......................................
                  Capitalization...........................................
                  Voting Rights............................................
                  Independent Auditors.....................................
                  Counsel..................................................
                  Registration Statement...................................

          References in this Statement of Additional Information to the "Prospectus" are to the Prospectus, dated March 1, 1997, of the Fund by which shares of the Fund are offered. Unless the context otherwise requires, terms defined in the Prospectus have the same meaning in this Statement of Additional Information as in the Prospectus.

                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

         The following information supplements the discussion of the investment objective and policies of the Portfolio discussed under the caption "Investment Objective and Policies" in the Prospectus.

         FOREIGN SECURITIES: The Portfolio may invest in foreign securities as discussed in the Prospectus. Investments in foreign issues involve considerations and possible risks not typically associated with investments in securities issued by domestic companies or with debt securities issued by foreign governments. There may be less publicly available information about a foreign company than about a domestic company, and many foreign companies are not subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Foreign securities markets, while growing in volume, have substantially less volume than U.S markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. Fixed brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the U.S. There is also less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the U.S.

         AMERICAN DEPOSITARY RECEIPTS: American Depositary Receipts ("ADRs") are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. The Portfolio may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Portfolio may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Portfolio's custodian in five days. The Portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in foreign currency.

          EMERGING MARKETS: The Portfolio may invest in Emerging Market Securities. Such investments entail significant risks as described in the Prospectus under the caption "Additional Risk Factors -- Emerging Markets" and as more fully described below.

         COMPANY DEBT -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities held by the Portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Portfolio's assets should these conditions recur.

         SOVEREIGN DEBT -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest averages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Portfolio) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

         Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

         The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

         To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

         Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

         LIQUIDITY; TRADING VOLUME; REGULATORY OVERSIGHT -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

         The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to the volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

         DEFAULT; LEGAL RECOURSE -- The Portfolio may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed-income security owned by the Portfolio defaults, that Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Portfolio's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

         INFLATION -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

          WITHHOLDING -- Income from securities held by the Portfolio could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Portfolio makes its investments. The Portfolio's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Portfolio or to entities in which the Portfolio has invested. The Sub-Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

         FOREIGN CURRENCIES -- Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Portfolio's portfolio securities are denominated may have a detrimental impact on the Portfolio's net asset value.

         REPURCHASE AGREEMENTS: As described in the Prospectus, the Portfolio may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized domestic or foreign securities dealers or institutions which the Sub-Adviser has determined to be of comparable creditworthiness. The securities that the Portfolio purchases and holds have values that are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to the Portfolio, or the purchase and repurchase prices may be the same, with interest at a standard rate due to the Portfolio together with the repurchase price on repurchase.

         The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, the Portfolio will have the right to liquidate the securities. If at the time the Portfolio is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Portfolio's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Portfolio. The Portfolio has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, the Portfolio only enters into repurchase agreements after the Sub-Adviser has determined that the seller is creditworthy, and the Sub-Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and the Portfolio has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

         LENDING OF PORTFOLIO SECURITIES: The Portfolio may seek to increase its income by lending portfolio securities to entities deemed creditworthy by the Sub-Adviser. The Portfolio would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed five days). During the existence of a loan, the Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. The Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Sub-Adviser to be of good standing, and when, in the judgment of the Sub-Adviser, the consideration which could be earned currently from securities loans of this type justifies the attendant risk. If the Sub-Adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed 30% of the value of the Portfolio's total assets.

         OPTIONS ON SECURITIES: The Portfolio may write (sell) covered call and put options on securities ("Options") and purchase call and put Options. The Portfolio may write Options for the purpose of attempting to increase its return and for hedging purposes. In particular, if the Portfolio writes an Option which expires unexercised or is closed out by the Portfolio at a profit, the Portfolio retains the premium paid for the Option less related transaction costs, which increases its gross income and offsets in part the reduced value of the portfolio security in connection with which the Option is written, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the security underlying the Option moves adversely to the Portfolio's position, the Option may be exercised and the Portfolio will then be required to purchase or sell the security at a disadvantageous price, which might only partially be offset by the amount of the premium.

         The Portfolio may write Options in connection with buy-and-write transactions; that is, the Portfolio may purchase a security and then write a call Option against that security. The exercise price of the call Option the Portfolio determines to write depends upon the expected price movement of the underlying security. The exercise price of a call Option may be below ("in-the-money"), equal to ("at- the-money") or above ("out-of-the-money") the current value of the underlying security at the time the Option is written.

         The writing of covered put Options is similar in terms of risk/return characteristics to buy-and-write transactions. Put Options may be used by the Portfolio in the same market environments in which call Options are used in equivalent buy-and-write transactions.

         The Portfolio may also write combinations of put and call Options on the same security, a practice known as a "straddle." By writing a straddle, the Portfolio undertakes a simultaneous obligation to sell or purchase the same security in the event that one of the Options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and the Portfolio will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two Options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of a security remains stable and neither the call nor the put is exercised. In an instance where one of the Options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

         By writing a call Option on a portfolio security, the Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the Option. By writing a put Option, the Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a loss unless the security subsequently appreciates in value. The writing of Options will not be undertaken by the Portfolio solely for hedging purposes, and may involve certain risks which are not present in the case of hedging transactions. Moreover, even where Options are written for hedging purposes, such transactions will constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

         The Portfolio may also purchase put and call Options. Put Options are purchased to hedge against a decline in the value of securities held in the Portfolio's portfolio. If such a decline occurs, the put Options will permit the Portfolio to sell the securities underlying such Options at the exercise price, or to close out the Options at a profit. The Portfolio will purchase call Options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. If such an increase occurs, the call Option will permit the Portfolio to purchase the securities underlying such Option at the exercise price or to close out the Option at a profit. The premium paid for a call or put Option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the Option, and, unless the price of the underlying security rises or declines sufficiently, the Option may expire worthless to the Portfolio. In addition, in the event that the price of the security in connection with which an Option was purchased moves in a direction favorable to the Portfolio, the benefits realized by the Portfolio as a result of such favorable movement will be reduced by the amount of the premium paid for the Option and related transaction costs.

         The staff of the Securities and Exchange Commission ("SEC") has taken the position that purchased over-the-counter options and certain assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of the Portfolio's assets (the "SEC illiquidity ceiling"). Although the Sub-Adviser disagrees with this position, the Sub-Adviser intends to limit the Portfolio's writing of over-the-counter options in accordance with the following procedure. Except as provided below, the Portfolio intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts the Portfolio has in place with such primary dealers will provide that the Portfolio has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Portfolio for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of- the-money. The Portfolio will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling imposed by the SEC staff. The Portfolio may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.

         OPTIONS ON STOCK INDICES: The Portfolio may write (sell) covered call and put options and purchase call and put options on stock indices ("Options on Stock Indices"). The Portfolio may cover call Options on Stock Indices by owning securities whose price changes, in the opinion of the Sub-Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where the Portfolio covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Portfolio will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Portfolio may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian. The Portfolio may cover put options on stock indices by maintaining cash or cash equivalents with a value equal to the exercise price in a segregated account with its custodian, or else by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

         The Portfolio will receive a premium from writing a put or call option on a stock index, which increases the Portfolio's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which the Portfolio has written a call option falls or remains the same, the Portfolio will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, the Portfolio will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Portfolio's stock investment. By writing a put option, the Portfolio assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Portfolio correlate with changes in the value of the index, writing covered put options on indexes will increase the Portfolio's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

         The Portfolio may also purchase put options on stock indices to hedge their investments against a decline in value. By purchasing a put option on a stock index, the Portfolio will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Portfolio's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Portfolio's security holdings.

         The purchase of call options on stock indices may be used by the Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Portfolio owns.

         FUTURES CONTRACTS: The Portfolio may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies or contracts based on indexes of securities as such instruments become available for trading ("Futures Contracts"). This investment technique is designed to hedge (i.e., to protect) against anticipated future changes in interest or exchange rates which otherwise might adversely affect the value of the Portfolio's portfolio securities or adversely affect the prices of long-term bonds or other securities which the Portfolio intends to purchase at a later date. Futures Contracts may also be entered into for non-hedging purposes to the extent permitted by applicable law. A "sale" of a Futures Contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A "purchase" of a Futures Contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

         While Futures Contracts provide for the delivery of securities or currencies, such deliveries are very seldom made. Generally, a Futures Contract is terminated by entering into an offsetting transaction. The Portfolio will incur brokerage fees when it purchases and sells Futures Contracts. At the time such a purchase or sale is made, the Portfolio must allocate cash or securities as a margin deposit ("initial deposit"). It is expected that the initial deposit will vary but may be as low as 5% or less of the value of the contract. The Futures Contract is valued daily thereafter and the payment of "variation margin" may be required to be paid or received, so that each day the Portfolio may provide or receive cash that reflects the decline or increase in the value of the contract.

         The purpose of the purchase or sale of a Futures Contract, for hedging purposes in the case of a portfolio holding long-term debt securities, is to protect the Portfolio from fluctuations in interest rates without actually buying or selling long-term debt securities. For example, if the Portfolio owned long-term bonds and interest rates were expected to increase, the Portfolio might enter into Futures Contracts for the sale of debt securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Portfolio's Futures Contracts should increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. However, since the futures market is more liquid than the cash market, the use of Futures Contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities. Transactions entered into for non-hedging purposes include greater risk, including the risk of losses which are not offset by gains on other portfolio assets.

         Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of Futures Contracts should be similar to that of long-term bonds, the Portfolio could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the Futures Contracts could be liquidated and the Portfolio could buy long-term bonds on the cash market. Purchases of Futures Contracts would be particularly appropriate when the cash flow from the sale of new shares of the Portfolio could have the effect of diluting dividend earnings. To the extent the Portfolio enters into Futures Contracts for this purpose, the assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to such Futures Contracts will consist of cash, cash equivalents or short-term money market instruments from the portfolio of the Portfolio in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such Futures Contracts, thereby assuring that the transactions are unleveraged.

         Futures Contracts on foreign currencies may be used in a similar manner, in order to protect against declines in the dollar value of portfolio securities denominated in foreign currencies, or increases in the dollar value of securities to be acquired.

         A Futures Contract on an index of securities provides for the making and acceptance of a cash settlement based on changes in value of the underlying index. The Portfolio may enter into stock index futures contracts in order to protect the Portfolio's current or intended stock investments from broad fluctuations in stock prices and for non-hedging purposes to the extent permitted by applicable law. For example, the Portfolio may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When the Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or in whole, offset increases in the cost of securities that Fund intends to purchase. As such acquisitions are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Portfolio will purchase such securities upon the termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities. Futures Contracts on other securities indexes may be used in a similar manner in order to protect the portfolio from broad fluctuations in securities prices and for non-hedging purposes to the extent permitted by applicable law.

         OPTIONS ON FUTURES CONTRACTS: The Portfolio may write and purchase options to buy or sell Futures Contracts ("Options on Futures Contracts"). The writing of a call Option on a Futures Contract constitutes a partial hedge against declining prices of the security or currency underlying the Futures Contract. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put Option on a Futures Contract constitutes a partial hedge against increasing prices of the security or currency underlying the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

         The Portfolio may purchase Options on Futures Contracts for hedging purposes as an alternative to purchasing or selling the underlying Futures Contracts, or for non-hedging purposes to the extent permitted by applicable law. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline, a rise in interest rates or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the Portfolio may, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease in portfolio value occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Portfolio will increase prior to acquisition, due to a market advance, or a decline in interest rates or a rise in the dollar value of foreign currencies in which securities to be acquired are denominated, the Portfolio may purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts. As in the case of Options, the writing of Options on Futures Contracts may require the Portfolio to forego all or a portion of the benefits of favorable movements in the price of portfolio securities, and the purchase of Options on Futures Contracts may require the Portfolio to forego all or a portion of such benefits up to the amount of the premium paid and related transaction costs. Transactions entered into for non-hedging purposes include greater risk, including the risk of losses which are not offset by gains on other portfolio assets.

         FORWARD CONTRACTS: The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract (a "Forward Contract"). The Portfolio may enter into Forward Contracts for hedging purposes as well as for non-hedging purposes. The Portfolio may also enter into Forward Contracts for "cross hedging" purposes as noted in the Prospectus. Transactions in Forward Contracts entered into for hedging purposes will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, the Portfolio may be required to forego the benefits of advantageous changes in exchange rates. The Portfolio may also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, if the Sub-Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Portfolio may purchase or sell such currency, respectively, through a Forward Contract. If the expected changes in the value of the currency occur, the Portfolio will realize profits which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Portfolio may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative.

         The Portfolio has established procedures consistent with statements by the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which the Portfolio satisfies this requirement through segregation of assets, it will maintain, in a segregated account, cash, cash equivalents or high grade debt securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under Forward Contracts.

         RISK FACTORS: IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE PORTFOLIO'S PORTFOLIO -- The Portfolio's ability effectively to hedge all or a portion of its portfolio through transactions in Options, Futures Contracts, and Forward Contracts will depend on the degree to which price movements in the underlying instruments correlate with price movements in the relevant portion of that Fund's portfolio. If the values of portfolio securities being hedged do not move in the same amount or direction as the instruments underlying Options, Futures Contracts or Forward Contracts traded, the Portfolio's hedging strategy may not be successful and the Portfolio could sustain losses on its hedging strategy which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the instrument underlying an Option, Future Contract or Forward Contract traded and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Portfolio's overall return could be less than if the hedging transaction had not been undertaken. In the case of futures and Options based on an index of securities or individual fixed income securities, the portfolio will not duplicate the components of the index, and in the case of Futures Contracts and Options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contracts. As a result, the correlation probably will not be exact. Consequently, the Portfolio bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation. In addition, where the Portfolio enters into Forward Contracts as a "cross hedge" (i.e., the purchase or sale of a Forward Contract on one currency to hedge against risk of loss arising from changes in value of a second currency), the Portfolio incurs the risk of imperfect correlation between changes in the values of the two currencies, which could result in losses.

         The correlation between prices of securities and prices of Options, Futures Contracts or Forward Contracts may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the Option, Futures Contract and Forward Contract markets. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Sub-Adviser may still not result in a successful transaction. The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity or termination date of the Option, Futures Contract or Forward Contract approaches.

         The trading of Options, Futures Contracts and Forward Contracts also entails the risk that, if the Sub-Adviser's judgment as to the general direction of interest or exchange rates is incorrect, the Portfolio's overall performance may be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates, and rates instead decline, the Portfolio will lose part or all of the benefit of the increased value of the securities being hedged, and may be required to meet ongoing daily variation margin payments.

         It should be noted that the Portfolio may purchase and write Options not only for hedging purposes, but also for the purpose of attempting to increase its return. As a result, the Portfolio will incur the risk that losses on such transactions will not be offset by corresponding increases in the value of portfolio securities or decreases in the cost of securities to be acquired.

         POTENTIAL LACK OF A LIQUID SECONDARY MARKET -- Prior to exercise or expiration, a position in an exchange-traded Option, Futures Contract or Option on a Futures Contract can only be terminated by entering into a closing purchase or sale transaction, which requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. If no such market exists, it may not be possible to close out a position, and the Portfolio could be required to purchase or sell the underlying instrument or meet ongoing variation margin requirements. The inability to close out option or futures positions also could have an adverse effect on the Portfolio's ability effectively to hedge its portfolio.

         The liquidity of a secondary market in an option or Futures Contract may be adversely affected by "daily price fluctuation limits," established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. Such limits could prevent the Portfolio from liquidating open positions, which could render its hedging strategy unsuccessful and result in trading losses. The exchanges on which Options and Futures Contracts are traded have also established a number of limitations governing the maximum number of positions which may be traded by a trader, whether acting alone or in concert with others. Further, the purchase and sale of exchange-traded options and Futures Contracts is subject to the risk of trading halts, suspensions, exchange or clearing corporation equipment failures, government intervention, insolvency of a brokerage firm, intervening broker or clearing corporation or other disruptions of normal trading activity, which could make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         OPTIONS ON FUTURES CONTRACTS -- In order to profit from the purchase of an Option on a Futures Contract, it may be necessary to exercise the option and liquidate the underlying Futures Contract, subject to all of the risks of futures trading. The writer of an Option on a Futures Contract is subject to the risks of futures trading, including the requirement of initial and variation margin deposits.

         ADDITIONAL RISKS OF TRANSACTIONS RELATED TO FOREIGN CURRENCIES AND TRANSACTIONS NOT CONDUCTED ON UNITED STATES EXCHANGES -- The available information on which the Portfolio will make trading decisions concerning transactions related to foreign currencies or foreign securities may not be as complete as the comparable data on which the Portfolio makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, and the markets for foreign securities as well as markets in foreign countries may be operating during non-business hours in the United States, events could occur in such markets which would not be reflected until the following day, thereby rendering it more difficult for the Portfolio to respond in a timely manner.

         In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Portfolio's position, unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Portfolio. This could make it difficult or impossible to enter into a desired transaction or liquidate open positions, and could therefore result in trading losses. Further, over-the-counter transactions are not subject to the performance guarantee of an exchange clearing house and the Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, a financial institution or other counterparty.

         Transactions on exchanges located in foreign countries may not be conducted in the same manner as those entered into on United States exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions. Moreover, the SEC or the Commodities Futures Trading Commission ("CFTC") has jurisdiction over the trading in the United States of many types of over-the-counter and foreign instruments, and such agencies could adopt regulations or interpretations which would make it difficult or impossible for the Portfolio to enter into the trading strategies identified herein or to liquidate existing positions.

         As a result of its investments in foreign securities, the Portfolio may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in foreign currencies. The Portfolio may also be required to receive delivery of the foreign currencies underlying options on foreign currencies or Forward Contracts it has entered into. This could occur, for example, if an option written by the Portfolio is exercised or the Portfolio is unable to close out a Forward Contract it has entered into. In addition, the Portfolio may elect to take delivery of such currencies. Under such circumstances, the Portfolio may promptly convert the foreign currencies into dollars at the then current exchange rate. Alternatively, the Portfolio may hold such currencies for an indefinite period of time if the Sub-Adviser believes that the exchange rate at the time of delivery is unfavorable or if, for any other reason, the Sub-Adviser anticipates favorable movements in such rates.

         While the holding of currencies will permit the Portfolio to take advantage of favorable movements in the applicable exchange rate, it also exposes the Portfolio to risk of loss if such rates move in a direction adverse to the Portfolio's position. Such losses could also adversely affect the Portfolio's hedging strategies. Certain tax requirements may limit the extent to which the Portfolio will be able to hold currencies.

         RESTRICTIONS ON THE USE OF OPTIONS AND FUTURES: In order to assure that the Portfolio will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that the Portfolio enter into transactions in Futures Contracts and Options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Portfolio's assets. In addition, the Portfolio must comply with the requirements of various state securities laws in connection with such transactions.

         The Portfolio has adopted the additional policy that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the Portfolio's total assets. Moreover, the Portfolio will not purchase put and call options if, as a result, more than 5% of its total assets would be invested in such options.

         When the Portfolio purchases a Futures Contract, an amount of cash and cash equivalents will be deposited in a segregated account with the Portfolio's custodian so that the amount so segregated will at all times equal the value of the Futures Contract, thereby insuring that the leveraging effect of such Futures is minimized.

Investment Restrictions

         Each of the Portfolio Trust (with respect to the Portfolio) and the Trust (with respect to the Fund) has adopted the following investment restrictions which may not be changed without approval by holders of a "majority of the outstanding voting securities" of the Portfolio or Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding "voting securities" of the Fund present at a meeting, if the holders of more than 50% of the outstanding "voting securities" are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities". The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

         As a matter of fundamental policy, the Portfolio (Fund) will not (except that none of the following investment restrictions shall prevent the Trust from investing all of the Fund's Assets in a separate registered investment company with substantially the same investment objective):

         (1) borrow money or mortgage or hypothecate assets of the Portfolio, except that in an amount not to exceed 1/3 of the current value of the Portfolio's net assets, it may borrow money (including from a bank or through reverse repurchase agreements, forward roll transactions involving mortgage backed securities or other investment techniques entered into for the purpose of leverage), and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "State and Federal Restrictions" below;

         (2) underwrite securities issued by other persons except insofar as the Portfolios may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

         (3) make loans to other persons except: (a) through the lending of the Portfolio's portfolio securities and provided that any such loans not exceed 30% of the Portfolio's total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

         (4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio may hold and sell, for the Portfolio's portfolio, real estate acquired as a result of the Portfolio's ownership of securities);

         (5) concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of a Portfolio's investment objective(s), up to 25% of its total assets may be invested in any one industry;

         (6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; and

         (7) with respect to 75% of its assets, invest more than 5% of its total assets in the securities (excluding U.S. Government securities) of any one issuer.

         Each of the Portfolio and the Fund is also subject to the following restrictions which may be changed by the Board of Trustees without shareholder approval (except that none of the following investment policies shall prevent the Trust from investing all of the Assets of the Fund in a separate registered investment company with substantially the same investment objective).

         As a matter of non-fundamental policy, the Portfolio (Fund) will not:

         (i) borrow money (including from a bank or through reverse repurchase agreements or forward roll transactions involving mortgage backed securities or similar investment techniques entered into for leveraging purposes), except that the Portfolio may borrow for temporary or emergency purposes up to 10% of its total assets; provided, however, that no Portfolio may purchase any security while outstanding borrowings exceed 5%;

         (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Portfolio's total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

         (iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

         (iv) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

         (v) invest for the purpose of exercising control or management;

         (vi) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio if such purchase at the time thereof would cause: (a) more than 10% of the Portfolio's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio; provided further that, except in the case of a merger or consolidation, the Portfolio shall not purchase any securities of any open-end investment company unless the Portfolio (Fund) (1) waives the investment advisory fee, with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment;

         (vii) invest more than 15% of the Portfolio's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable;

         (viii) invest more than 10% of the Portfolio's total assets (taken at the greater of cost or market value) in (a) securities that are restricted as to resale under the 1933 Act, and (b) securities that are issued by issuers which (including predecessors) have been in operation less than three years (other than U.S. Government securities), provided, however, that no more than 5% of the Portfolio's total assets are invested in securities issued by issuers which (including predecessors) have been in operation less than three years;

         (ix) purchase securities of any issuer if such purchase at the time thereof would cause the Portfolio to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

         (x) purchase or retain in the Portfolio's portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or partner of the Advisor, if after the purchase of the securities of such issuer for the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

         (xi) invest more than 5% of the Portfolio's net assets in warrants (valued at the lower of cost or market) (other than warrants acquired by the Portfolio (Fund) as part of a unit or attached to securities at the time of purchase), but not more than 2% of the Portfolio's net assets may be invested in warrants not listed on the New York Stock Exchange Inc. ("NYSE") or the American Stock Exchange;

         (xii) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Portfolio's net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Portfolios have no current intention to engage in short selling);

         (xiii) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Portfolio and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of the Portfolio's net assets; (c) the securities subject to the exercise of the call written by the Portfolio must be owned by the Portfolio at the time the call is sold and must continue to be owned by the Portfolio until the call has been exercised, has lapsed, or the Portfolio has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio establishes a segregated account with its custodian consisting of cash or short-term U.S. Government securities equal in value to the amount the Portfolio will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Portfolio has purchased a closing put, which is a put of the same series as the one previously written); and

         (xiv) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's total net assets; and
(c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's total assets.

Percentage and Rating Restrictions

         If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund or a later change in the rating of a security held by the Fund is not considered a violation of policy; however, the Sub-Adviser will consider such change in its determination of whether to hold the security.

                             PORTFOLIO TRANSACTIONS

         Specific decisions to purchase or sell securities for the Portfolio are made by employees of the Sub-Adviser who are appointed and supervised by its senior officers. Changes in the Portfolio's investments are reviewed by its Board of Trustees. The Portfolio's portfolio manager or management committee may serve other clients of the Sub-Adviser or any subsidiary of the Sub-Adviser in a similar capacity.

         The primary consideration in placing portfolio security transactions is execution at the most favorable prices. The Sub-Adviser has complete freedom as to the markets in and broker-dealers through which it seeks this result. In the United States and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Sub-Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities may, as authorized by each Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Sub-Adviser. At present no arrangements for the recapture of commission payments are in effect.

     Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees may determine, the Sub-Adviser may consider sales of shares of the Fund and of certain investment company clients of MFS Fund Distributors, Inc., the principal underwriter of certain funds in the MFS Family of Funds, as a factor in the selection of broker-dealers to execute the Portfolio's portfolio transactions.

          Under the Sub-Advisory Agreement and as permitted by Section 29(e) of the Securities Exchange Act of 1934, the Sub-Adviser may cause the Portfolio to pay a broker-dealer which provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a securities transaction for the Portfolio in excess of the amount other broker-dealers would have charged for the transaction if the Sub-Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their respective overall responsibilities to the Portfolio or to their other clients. Not all of such services are useful or of value in advising the Portfolio.

         The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

         Although commissions paid on every transaction will, in the judgment of the Sub-Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Portfolio and the Sub-Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

         Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Sub-Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Portfolio, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided such Research. For the period from September 3, 1996 (Portfolio commencement of operations) to October 31, 1996, the Portfolio paid aggregate brokerage commissions equal to $65,132, of which $42,400 (on $37,168,763 of transactions) was paid to broker-dealers that provided Research to the Sub-Adviser.

         In certain instances there may be securities which are suitable for the Portfolio as well as for the portfolio of one or more of the other clients of the Sub-Adviser or any affiliate of the Sub-Adviser. Investment decisions for the Portfolio and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Sub-Adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In other cases, however, the Sub-Adviser believes that the Portfolio's ability to participate in volume transactions will produce better executions for the Portfolio.

                             PERFORMANCE INFORMATION

         The Trust may, from time to time, include the yield and total return for the Fund, both computed in accordance with formulas prescribed by the Securities and Exchange Commission ("SEC"), in advertisements or reports to shareholders or prospective investors.

         Quotations of yield for the Fund will be based on all investment income per share (as defined by the SEC during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                        a-b     6
            YIELD = 2[( --- + 1) -1]
                        cd
where
         a =      dividends and interest earned during the period,

         b =      expenses accrued for the period (net of reimbursements),

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

         d = the maximum offering price per share on the last day of the period.

         Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. The Fund also may, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accomplished by standardized total return information.

     For the period from September 3, 1996 (commencement of operations) to October 31, 1996, the total return of the Fund was 6.3%.

         Performance information for the Fund may also be compared to various unmanaged indices. Unmanaged indices (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses. Comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the Fund, and the market conditions during the given time period, and should not be considered to be representative of what may be achieved in the future.

                 MANAGEMENT OF THE TRUST AND THE PORTFOLIO TRUST

Trustees and Officers

          The principal occupations of the Trustees and executive officers of the Trust for the past five years are listed below. Asterisks indicate that those officers are "interested persons" (as defined in the 1940 Act) of the Trust and the Portfolio Trust. The address of each, unless otherwise indicated, is 3435 Stelzer Road, Columbus, Ohio 43219-3035.


FREDERICK  C.  CHEN,   Trustee
          126 Butternut Hollow Road, Greenwich, Connecticut 06830 - Management Consultant.

ALAN S. PARSOW,  Trustee
          2222 Skyline Drive, Elkhorn, Nebraska 68022 - General Partner of Parsow Partnership, Ltd. (investments).

LARRY M. ROBBINS, Trustee
          Wharton Communication Program, University of Pennsylvania, 336 Steinberg Hall-Dietrich Hall, Philadelphia, Pennsylvania 19104 Director of the Wharton Communication Program and Adjunct Professor of Management at the Wharton School of the University of Pennsylvania.

MICHAEL SEELY, Trustee
          405 Lexington Avenue, Suite 909, New York, New York 10174 - President of Investor Access Corporation (investor relations consulting firm).

GEORGE O. MARTINEZ*, President and Secretary
          Senior Vice President and Director of Legal and Compliance Services, BISYS Fund Services, Inc., March 1995 to present; Senior Vice President, Emerald Asset Management, Inc., August 1995 to present; Vice President and Associate General Counsel, Alliance Capital Management, June 1989 to March 1995.

KAREN DOYLE*, Vice President
          Manager of Client Services for BISYS Fund Services, Inc., October 1994 to present; from 1979 to October 1994, an employee of the Bank of New York.

FRANK M. DEUTCHKI*, Vice President
          Employee of BISYS Fund Services, Inc., April 1996 to present; Vice President, Chase Global Funds Service, September 1995 to April 1996; Vice President, Mutual Funds Service Company, 1989 to September 1995.

KEVIN MARTIN*, Vice President
          Employee of BISYS Fund Services, Inc., February 1996 to present; Senior Manager, Ernst & Young, 1984 to February 1996.

ADRIAN WATERS*, Treasurer
          Employee of BISYS Fund Services (Ireland) LTD., May 1993 to present; Manager, Price Waterhouse, 1989 to May 1993.

CATHERINE BRADY*, Assistant Treasurer
          Employee of BISYS Fund Services (Ireland) LTD., March 1994 to present; Supervisor, Price Waterhouse, 1990 to March 1994.

ALAINA METZ*, Assistant Secretary
          Chief Administrator, Administrative and Regulatory Services, BISYS Fund Services, Inc., June 1995 to present; Supervisor, Mutual Fund Legal Department, Alliance Capital Management, May 1989 to June 1995.

         Messrs. Martinez, Deutchki, Martin and Waters and Mss. Doyle, Brady and Metz also are officers of certain other investment companies of which BISYS or an affiliate is the administrator.

Compensation Table

                                                Pension or
                                                Retirement                                     Total
                                                Benefits               Estimated               Compensation
                        Aggregate               Accrued as             Annual                  From Fund Complex*
Name of                 Compensation            Part of Fund           Benefits Upon           to Trustees
Trustee                 from Trust              Expenses               Retirement
Frederick C. Chen       $1,950                  none                   none                    $8,600

Alan S. Parsow          $1,950                  none                   none                    $8,600

Larry M. Robbins        $1,950                  none                   none                    $8,600

Michael Seely           $1,950                  none                   none                    $8,600


     * The Fund Complex includes the Trust, Republic Funds, and the Portfolio Trust.

          The compensation table above reflects the fees received by the Trustees for the year ended October 31, 1996. The Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust will receive an annual retainer of $3,600 and a fee of $1,000 for each meeting of the Board of Trustees or committee thereof attended, except that Mr. Robbins will receive an annual retainer of $4,600 and a fee of $1,000 for each meeting attended.

          As of February 10, 1997, the Trustees and officers of the Trust and the Portfolio Trust, as a group, owned less than 1% of the outstanding shares of the Fund. As of the same date, the following shareholders of record owned 5% or more of the outstanding Shares (the Trust has no knowledge of the beneficial ownership of such Shares): Republic National Bank of New York, Pension Plan & Trust, 452 Fifth Avenue, 27th Floor, New York, New York 10018 - 28.26%; and Republic National Bank of New York, Pooled Profit Sharing Plan, 452 Fifth Avenue, 27th Floor, New York, New York 10018 - 19.75%. In addition, the identity and address of one owner of 5% or more of the outstanding shares of the Fund have been withheld at the request of the shareholder. Shareholders who own more than 25% of the outstanding voting securities of the Fund may be able to control the outcome of any matter submitted for the approval of shareholders of the Fund.

          The Trust's Declaration of Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Investment Manager

          Republic is the investment manager to the Portfolio pursuant to an investment management agreement (the "Investment Management Contract") with the Portfolio Trust. For its services, the Manager is paid a fee by the Portfolio, computed daily, equal on an annual basis to 0.25% of the Portfolio's average daily net assets. For the period from September 3, 1996 (Portfolio commencement of operations) to October 31, 1996, investment management fees aggregated $30,803, of which the entire amount was waived.

     The Investment Management Contract will continue in effect with respect to the Portfolio, provided such continuance is approved at least annually (i) by the holders of a majority of the outstanding voting securities of the Portfolio or by the Portfolio Trust's Board of Trustees, and (ii) by a majority of the Trustees of the Portfolio Trust who are not parties to the Investment Management Contract or interested persons" (as defined in the 1940 Act) of any such party. The Investment Management Contract may be terminated with respect to the Portfolio without penalty by either party on 60 days' written notice and will terminate automatically if assigned.

         Republic is a wholly owned subsidiary of Republic New York Corporation, a registered bank holding company. No securities or instruments issued by Republic New York Corporation or Republic will be purchased for the Portfolio.

         Republic complies with applicable laws and regulations, including the regulations and rulings of the U.S. Comptroller of the Currency relating to fiduciary powers of national banks. These regulations provide, in general, that assets managed by a national bank as fiduciary shall not be invested in stock or obligations of, or property acquired from, the bank, its affiliates or their directors, officers or employees or other persons with substantial connections with the bank. The regulations further provide that fiduciary assets shall not be sold or transferred, by loan or otherwise, to the bank or persons connected with the bank as described above. Republic, in accordance with federal banking laws, may not purchase for its own account securities of any investment company the investment adviser of which it controls, extend credit to any such investment company, or accept the securities of any such investment company as collateral for a loan to purchase such securities. Moreover, Republic, its officers and employees do not express any opinion with respect to the advisability of any purchase of such securities.

         The investment advisory services of Republic to the Portfolio are not exclusive under the terms of the Investment Management Contract. Republic is free to and does render investment advisory services to others.

Sub-Adviser

         MFS Institutional Advisors, Inc. as the Portfolio's Sub-Adviser, is responsible for the investment management of the Portfolio's assets, including making investment decisions and placing orders for the purchase and sale of securities for the Portfolio directly with the issuers or with brokers or dealers selected by the Sub-Adviser or Republic in their discretion. See "Portfolio Transactions." The Sub-Adviser also furnishes to the Board of Trustees of the Portfolio Trust, which has overall responsibility for the business and affairs of the Portfolio Trust, periodic reports on the investment performance of the Portfolio.

         The Sub-Adviser, together with its parent company, MFS, and their predecessor organizations , has a history of money management dating from 1924. MFS is a wholly owned subsidiary of Sun Life Assurance Company of Canada (U.S.) which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada. The Prospectus contains information with respect to the management of the Sub-Adviser and other investment companies for which the Sub-Adviser or MFS serve as as investment adviser.

          For its services, the Sub-Adviser receives from the Portfolio a fee, computed daily and based on the Portfolio's average daily net assets, equal on an annual basis to 0.75% of assets up to $50 million and 0.60% of assets in excess of $50 million. For the period from September 3, 1996 (Portfolio commencement of operations) to October 31, 1996, sub-advisory fees aggregated $85,616.

          The investment advisory services of the Sub-Adviser to the Portfolio are not exclusive under the terms of the Sub-Advisory Agreement. The Sub-Adviser is free to and does render investment advisory services to others.

Administrator and Portfolio Administrator

     Each Administration Agreement will remain in effect until March 31, 1999, and automatically will continue in effect thereafter from year to year unless terminated upon 60 days' written notice to BISYS or BISYS (Ireland), as appropriate. Each Administration Agreement will terminate automatically in the event of its assignment. Each Administration Agreement also provides that neither BISYS nor BISYS (Ireland), as appropriate, nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust or Portfolio Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

         For the fiscal period ended October 31, 1996, the Portfolio accrued administration fees equal to $6,161, of which $2,683 was waived, and the Fund accrued administration fees equal to $3,953, of which $1,760 was waived.

Custodian, Transfer Agents, and Fund Accounting Agents

     Investors Bank & Trust Company ("IBT") serves as custodian for the Fund and the Portfolio and as transfer agent and fund accounting agent for the Fund. The Custodian may use the services of sub-custodians with respect to the Portfolio. The principal business address of IBT is 89 South Street, Boston, Massachusetts 02111. IBT Fund Services (Canada) Inc. serves as the fund accounting agent for the Portfolio, and Investors Fund Services (Ireland) Limited is the Portfolio's transfer agent.

Expenses

          Trust expenses directly related to the Fund are charged to the Fund; other expenses are allocated proportionally among all of the portfolios of the Trust in relation to the net asset value of the portfolios.

                        DETERMINATION OF NET ASSET VALUE

         The net asset value of each of the shares of the Fund is determined on each day on which the New York Stock Exchange ("NYSE") is open for trading. As of the date of this Statement of Additional Information, the NYSE is open every weekday except for the days on which the following holidays are observed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The Sub-Adviser typically completes its trading on behalf of the Portfolio in various markets before 4:00 p.m., and the value of portfolio securities is determined when the primary market for those securities closes for the day. Foreign currency exchange rates are also determined prior to 4:00 p.m. However, if extraordinary events occur that are expected to affect the value of a portfolio security after the close of the primary exchange on which it is traded, the security will be valued at fair value as determined in good faith under the direction of the Board of Trustees of the Portfolio Trust.

         Subject to the Trust's compliance with applicable regulations, the Trust on behalf of the Fund and the Portfolio have reserved the right to pay the redemption or repurchase price of shares of the Fund, either totally or partially, by a distribution in kind of portfolio securities from the Portfolio (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust will redeem Fund shares in kind only if it has received a redemption in kind from the Portfolio and therefore shareholders of the Fund that receive redemptions in kind will receive securities of the Portfolio. The Portfolio has advised the Trust that the Portfolio will not redeem in kind except in circumstances in which the Fund is permitted to redeem in kind.

                                    TAXATION

         Each year, to qualify as a separate "regulated investment company" under the Code, at least 90% of the Fund's investment company taxable income (which includes, among other items, interest, dividends and the excess of net short-term capital gains over net long-term capital losses) must be distributed to Fund shareholders and the Fund must meet certain diversification of assets, source of income, and other requirements. If the Fund does not so qualify, it will be taxed as an ordinary corporation.

     The Fund intends to apply to the Internal Revenue Service ("IRS") for rulings, including, among others, rulings to the effect that (1) the Portfolio will be treated for federal income tax purposes as a partnership and (2) for purposes of determining whether the Fund satisfies the income and diversification requirements to maintain its status as a RIC, the Fund, as an investor in its corresponding Portfolio, will be deemed to own a proportionate share of the Portfolio's income attributable to that share. While the IRS has issued substantially similar rulings in the past, and the Trust anticipates that the Fund will receive the rulings it seeks, the IRS has complete discretion in granting rulings and complete assurance cannot be given that such rulings will be obtained. The Portfolio has advised its corresponding Fund that it intends to conduct its operations so as to enable its investors, including the Fund, to satisfy those requirements.

         Amounts not distributed by the Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, for each calendar year an amount must be distributed equal to the sum of (1) at least 98% of the Fund's ordinary income (excluding any capital gains or losses) for the calendar year,
(2) at least 98% of the excess of the Fund's capital gain net income for the 12-month period ending, as a general rule, on October 31 of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years.

         Distributions by the Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

         If the Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Portfolio's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Portfolio acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

         Some of the debt securities that may be acquired by the Portfolio may be treated as debt securities that are originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Portfolio, original issue discount on a taxable debt security earned in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

         Some of the debt securities may be purchased by the Portfolio at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. Generally, the gain realized on the disposition of any debt security acquired by the Portfolio will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security.

Options, Futures and Forward Contracts

         Some of the options, futures contracts and forward contracts entered into by the Portfolio may be "Section 1256 contracts." Section 1256 contracts held by the Portfolio at the end of its taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are "marked-to-market" with unrealized gains or losses being treated as though they were realized. Any gains or losses, including "marked-to-market" gains or losses, on Section 1256 contracts are generally 60% long-term and 40% short-term capital gains or losses ("60/40") although all foreign currency gains and losses from such contracts may be treated as ordinary in character absent a special election.

         Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by the Portfolio may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gain or loss realized by the Portfolio. In addition, losses realized by the Portfolio on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts to the Portfolio are not entirely clear. The transactions may increase the amount of short-term capital gain realized by the Portfolio. Short-term gain is taxed as ordinary income when distributed to Fund shareholders.

         The Portfolio may make one or more of the elections available under the Code which are applicable to straddles. If the Portfolio makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to Fund shareholders, and which will be taxed to Fund shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

         The 30% limit on gains from the disposition of certain options, futures and forward contracts held less than three months, and the qualifying income and diversification requirements applicable to the Portfolio assets, may limit the extent to which the Portfolio will be able to engage in these transactions.

Investment in Passive Foreign Investment Companies

         The Portfolio may invest in shares of foreign corporations (through
ADRs) which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Portfolio receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Portfolio held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares held by the Portfolio. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market the Fund's PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. The Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC shares.

         Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

         Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Portfolio accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, in disposing of debt securities denominated in foreign currencies and certain other foreign currency contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date the security or contract is acquired and the date it is disposed of are also usually treated as ordinary income or loss. Under Section 988 of the Code, these gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to shareholders as ordinary income.

Disposition of Shares

         Upon the sale or exchange of shares of the Fund, a shareholder generally will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term if the shareholder's holding period for the shares is more than one year and generally otherwise will be short-term. Any loss realized on a sale or exchange of Fund shares will be disallowed to the extent that the shares disposed of are replaced (including replacement through reinvesting of dividends and capital gain distributions in the Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         The information above is only a summary of some of the tax considerations affecting the Fund and its shareholders. The Portfolio, the Fund, and the Fund's distributions may also be subject to state, local, foreign or other taxes not discussed above. A prospective investor may wish to consult a tax advisor to determine the suitability of an investment in the Fund based on the prospective investor's tax situation.

                                OTHER INFORMATION

Purchase of Shares

         Certain clients of the Adviser whose assets would be eligible for purchase by the Fund may purchase shares of the Trust with such assets. Assets so purchased by the Fund will be subject to valuation and other procedures by the Board of Trustees.

Capitalization

         The Trust is a Massachusetts business trust established under a Declaration of Trust dated April 5, 1996.

         The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, nonassessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund.

Voting Rights

         Under the Declaration of Trust, the Trust is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

         The Trust's shares do not have cumulative voting rights, so that the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

         Interests in the Portfolio have no preference, preemptive, conversion or similar rights, and are fully paid and non-assessable. The Portfolio Trust is not required to hold annual meetings of investors, but will hold special meetings of investors when, in the judgment of the Portfolio Trust's Trustees, it is necessary or desirable to submit matters for an investor vote. Each investor is entitled to a vote in proportion to the share of its investment in the Portfolio.

         Except as described below, whenever the Trust is requested to vote on a matter pertaining to the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast all of its votes on each matter at a meeting of investors in the Portfolio proportionately as instructed by the Fund's shareholders. However, subject to applicable statutory and regulatory requirements, the Trust would not request a vote of the Fund's shareholders with respect to any proposal relating to the Portfolio which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund.

Independent Auditors

         The Board of Trustees has appointed KPMG Peat Marwick LLP as independent accountants of the Trust and the Fund for the fiscal year ending October 31, 1997. KPMG Peat Marwick LLP will audit the Fund's annual financial statements, prepare the Fund's and Portfolio's income tax returns, and assist in the preparation of filings with the SEC. The address of KPMG Peat Marwick LLP is 99 High Street, Boston, Massachusetts 02110. The Portfolio Trust has appointed KPMG as the independent accountant of the Portfolio for its fiscal year ending October 31, 1997.

Counsel

     Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005, passes upon certain legal matters in connection with the shares of the Fund offered by the Trust, and also acts as counsel to the Trust.

Registration Statement

     This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to shares of the Fund, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

     Statements contained herein and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document which was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

     The current audited financial statements dated October 31, 1996 of each of the Fund and the Portfolio are hereby incorporated herein by reference from the Annual Report of the Fund dated October 31, 1996 as filed with the SEC. A copy of such report will be provided without charge to each person receiving this Statement of Additional Information.